Summary Prospectus Supplement	May 1, 2018

Putnam VT Investors Fund
Summary Prospectus dated April 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam VT Investors Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment goal and investment strategies. Putnam Management currently anticipates that the changes will be effective on or about June 30, 2018 (the “Effective Date”). The fund’s investment strategies will remain substantially similar, except that rather than a focus on large U.S. companies, the fund will invest in U.S. companies of any size.

In connection with the implementation of these changes, the fund may make dispositions of certain portfolio holdings or close certain positions. Such transactions, which are expected to occur largely in June 2018, may result in certain brokerage commissions or other transaction costs.

On the Effective Date, the fund’s name will change to  “Putnam VT Multi-Cap Core Fund,” and the fund’s goal will change from seeking long-term growth of capital and any increased income that results from this growth to seeking capital appreciation. Accordingly, on the Effective Date, the following changes are made in the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam VT Investors Fund are deleted and replaced with “Putnam VT Multi-Cap Core Fund.”

• The fund’s goal is capital appreciation.

• Similar information in the sub-sections Investments and Risks in the section Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Investments, risks and performance is amended to provide that the fund’s benchmark is the Russell 3000 Index.

Shareholders should retain this Supplement for future reference.

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